UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

LONGDUODUO COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-260951	37-2018431
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

419 Floor 4, Comprehensive Building

Second Light Hospital, Ordos Street

Yuquan District, Hohhot, Inner Mongolia, China

(Address of Principal Executive Office) (Zip Code)

86 (0472) 510-4980

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On September 29, 2023 the Board of Directors of Longduoduo Company Limited dismissed Wei, Wei & Co., LLP from its position as the principal independent accountant for Longduoduo Company Limited. The dismissal was approved by the Audit Committee of the Board of Directors.

Wei, Wei & Co., LLP did not render an audit opinion on any Longduoduo Company Limited financial statements. Wei, Wei & Co., LLP did not, during the applicable periods, advise Longduoduo Company Limited of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through September 29, 2023, there was no (i) disagreement between Longduoduo Company Limited and Wei, Wei & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Wei, Wei & Co., LLP to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Longduoduo Company Limited has requested Wei, Wei& Co., LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Wei, Wei & Co., LLP agrees with the statements in this 8-K pertaining to Wei, Wei & Co., LLP. A copy of the letter is filed as an exhibit to this 8-K.

On September 29, 2023, Longduoduo Company Limited retained the firm of Michael T. Studer CPA P.C. to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to September 29, 2023 did Longduoduo Company Limited consult with Michael T. Studer CPA P.C. regarding any matter of the sort described above with reference to Michael T. Studer CPA P.C., any issue relating to the financial statements of Longduoduo Company Limited, or the type of audit opinion that might be rendered for Longduoduo Company Limited

Item 9.01 Financial Statements and Exhibits

Exhibits

16	Letter from Wei, Wei & Co., LLP
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Longduoduo Company Limited

Date: October 5, 2023	By:	/s/ Zhou Hongxiao
Zhou Hongxiao, CEO

2